UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-06431

MANAGERS TRUST II

(Exact name of registrant as specified in charter)

800 Connecticut Avenue, Norwalk, Connecticut	06854
(Address of principal executive offices)	(Zip code)

Managers Investment Group LLC

800 Connecticut Avenue, Norwalk, Connecticut 06854

(Name and address of agent for service)

Registrant’s telephone number, including area code: (203) 299-3500

Date of fiscal year end:	MARCH 31

Date of reporting period:	APRIL 1, 2004 – MARCH 31, 2005
(Annual Shareholder Report)

Item 1.	ANNUAL REPORT.

ANNUAL REPORT

Managers Funds

March 31, 2005

•	Short Duration Government Fund

•	Intermediate Duration Government Fund

•	Total Return Bond Fund

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of The Managers Funds or Managers AMG Funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Founded in 1983, The Managers Funds offers individual and institutional investors the experience and discipline of some of the world’s most highly regarded investment professionals.

Letter to Shareholders

Dear Fellow Shareholder:

We have had a very exciting 12 months at Managers Funds. I am pleased to report that on March 21, 2005, The Managers Funds was named Best Fixed Income Group for 2004 in the smaller fund family category by Lipper, the mutual fund research and analysis company. The Lipper Fund Awards 2005 recognize fund families that deliver consistently strong relative performance for their fund shareholders.

The Managers Funds was honored for the performance of six of its fixed-income funds, including U.S. and foreign corporate, high yield, short- and long-duration, and government bond funds. In the fixed income asset class, The Managers Funds competed with 78 other eligible smaller fund groups to win the award.

The Managers Funds cited by the Lipper Fund Award were: Managers Bond (Long-Term Bond), Managers Fixed Income (Intermediate-Term Bond), Managers Global Bond (World Bond), Managers High Yield (High Yield Bond), Managers Intermediate Duration Government (Short-Term Government Bond), and Managers Short Duration Government (Ultrashort Bond).

Also, as you may know, throughout the latter half of last year, Managers made preparations to combine our sales and operations groups with two of our Affiliates in order to create Managers Investment Group LLC, which we formed on January 1, 2005. The new organization has expanded resources and a wide array of investment management services.

Additionally, on January 14, 2005 Managers completed its acquisition of approximately $3 billion in assets under management from Fremont Investment Advisors, Inc. The acquisition included the Fremont Funds, a diversified complex of 12 no-load mutual funds. Managers will continue to utilize Fremont’s impressive line up of institutional investment managers, including PIMCO’s Bill Gross, subadvisor of the Managers Fremont Bond Fund. Bill Gross is one of the best-known and most widely respected fixed income managers in the United States today.

As always, we post any news or other pertinent information about the Funds as soon as applicable on our Web site at www.managersinvest.com. The site has recently been updated with expanded information for our shareholders, so we encourage you to visit at your earliest convenience. Should you have any questions about any of our Funds or this report, please feel free to contact us at 1-800-835-3879, or visit the Web site. We thank you for your investment.

Sincerely,

Peter M. Lebovitz	Thomas G. Hoffman, CFA
President	Chief Investment Officer
The Managers Funds	Managers Investment Group LLC

About Your Fund’s Expenses

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from the Fund’s gross income, directly reduce the investment return of the Fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Fund, so you can compare these costs with those of other mutual funds. The examples are based on an investment in the Fund of $1,000 made at the beginning of the most recent fiscal period and held for the entire period.

The table below illustrates your Fund’s costs in two ways:

Actual Fund return: This helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return: This helps you compare the Fund’s costs with those of other mutual funds because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return less expenses. It assumes that the Fund had a return of 5% and that the expense ratio is unchanged. You can assess the Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended March 31, 2005	Expense Ratio 3/31/2005	Beginning Account Value 9/30/2004	Ending Account Value 3/31/2005	Expenses Paid During Period*
Short Duration Government Fund
Based on Actual Fund Return	0.78%	$1,000	$1,017	$3.92
Based on Hypothetical 5% Annual Return	0.78%	$1,000	$1,021	$3.93
Intermediate Duration Government Fund
Based on Actual Fund Return	0.88%	$1,000	$1,005	$4.40
Based on Hypothetical 5% Annual Return	0.88%	$1,000	$1,021	$4.43
Total Return Bond Fund
Based on Actual Fund Return	0.99%	$1,000	$994	$4.92
Based on Hypothetical 5% Annual Return	0.99%	$1,000	$1,020	$4.99

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal period, then divided by 365.

You can find more information about your Fund’s expenses, including annual expense ratios for the past fiscal periods, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

Managers Short Duration Government Fund

Managers Short Duration Government Fund (“Short Duration”) seeks to provide investors with a high level of current income, consistent with a low volatility of net asset value (“NAV”). The Fund seeks to achieve its objective by managing the duration, or interest rate risk, of a portfolio that invests exclusively in six-month U.S. Treasury securities on a constant maturity basis. Managers Investment Group currently utilizes a single independent subadvisor, Smith Breeden Associates, Inc. (“Smith Breeden”), to manage the portfolio. Dan Dektar has been managing the portfolio since the Fund’s inception in 1992.

The Portfolio Manager

Dan Dektar and the portfolio management team at Smith Breeden specialize in analyzing and investing in mortgage-backed securities. Through careful analysis and comparison of the characteristics of these securities, such as type of issuer, coupon, maturity, geographic structure, and prepayment rates, Dektar seeks to structure a portfolio with similar risk characteristics to those of six-month U.S. Treasury securities but with slightly higher returns. Because there is less certainty about the timing of principal payments on individual mortgage securities than for U.S. Treasury securities, mortgage-backed securities tend to offer a slightly higher yield. A properly structured portfolio of mortgage securities, however, can have a highly predictable cash flow while maintaining a yield advantage over Treasuries. Although Dektar often purchases securities with maturities longer than six months, he does not attempt to increase returns by actively positioning the interest rate sensitivity of the portfolio. Instead, he typically manages the weighted average duration of the portfolio so that it remains close to six months.

The Year in Review

Although data has been mixed at times, there have been signs of fundamental economic growth in the U.S. over the 12 months ended March 31, 2005. The economy appeared to be gaining traction as evidenced by positive figures in housing, consumption, capital spending and inflation. At the beginning of this 12-month period, rates rose sharply across the yield curve due to continued positive economic reports, the threat of inflation, and expectations for tighter monetary policy. Indeed, the second quarter performance of the U.S. bond market was the worst in ten years. On June 30, 2004, the Fed implemented its first of seven consecutive 25 basis point rate hikes, moving short-term rates from 1.00% up to their current 2.75%. After peaking in late June, long-term rates trended downward and then seemed anchored for the next nine months, which was a bit surprising given the determined actions of the Fed and further evidence of strong economic growth. Yet the Fed moves were, for the most part, anticipated by the market. Also, non-commodity inflation remained historically low, and strong demand by foreign investors helped prevent a significant rise in longer-term rates. Towards the end of 2004, bond market volatility was low as the Fed continued to be predictable in its activity. While positive economic news would normally cause longer-term rates to increase, the lack of significant inflationary data and the calculated responses of the FOMC resulted in little reaction from the bond market. Finally, early in the first quarter of 2005, yields on longer maturities declined as short-term rates rose. The yield trend then reversed, and long yields rose again.

Despite the mixed returns posted by most major bond categories for the 12-month period, agency mortgage-backed securities (MBS) performed reasonably well. The Lehman Brothers Fixed Rate MBS Index rose 2.6% for the 12 months ended March 31, 2005. This was about 1.1 percentage points better than Treasuries of comparable duration. The other securitized sectors of the market performed less well over those 12 months. The asset-backed securities (ABS) sector rose 0.4%, while the Commercial MBS (CMBS) sector was essentially unchanged.

Managers Short Duration Government Fund (continued)

The Managers Short Duration Government Fund performed well for the fiscal year ended March 31, 2005. The Short Duration Fund had a gain of 2.62%, while its benchmark, the Merrill Lynch 6-Month T-Bill Index returned 1.49%. The Fund outperformed the benchmark in three of the four quarters of the fiscal year ended March 31, 2005, posting returns of approximately 30 basis points or greater over the 6-Month Treasury Bill in these three time periods.

With mortgages offering little yield advantage over Treasuries (thanks to recent outperformance), management continued to position the portfolio in a relatively defensive manner. The average maturity of the mortgages purchased declined late in 2004 and into the first quarter of 2005. Also, Dektar continued to focus on the fixed rate mortgage (FRM) sectors, investing almost exclusively in 15-year FRMs. For securities, Dektar invested in several types of Agency mortgages with less prepayment sensitivity. Prepayments can affect the returns to MBS bondholders because the quicker return of principal limits the amount of interest to be earned. Dektar was also able to capitalize on the opportunity presented in late July and early August when the rout in the MBS sector made those bonds more attractively valued.

As the mortgage market has gradually evolved over the years to make home ownership easier and more affordable, finance companies now offer a multitude of new products, including hybrid ARMs, sub-prime loans, and interest-only loans, which continue to gain acceptance by the market. As new mortgage products are securitized for investors, they traditionally offer value with attractive spreads to compensate for the “newness” premium. At Smith Breeden, the research-based approach facilitates valuing and investing in these new securities while spreads remain attractive.

Looking Ahead

Smith Breeden continues its conservative strategy heading into the Fund’s new fiscal year. Smith Breeden writes: “We continue to find value for the portfolio in other sectors of the mortgage market. The Commercial and Adjustable Rate MBS securities held by the portfolio continue to perform well. In addition, we have selectively been adding floating-rate securities backed by shorter duration mortgages. Also, we have added positions in interest-only strips off lower coupon FRM’s which we believe will perform well as the refinancing opportunities for consumers diminish in a higher and flatter yield curve environment. We will continue to search for novel interesting opportunities in order to maximize alpha.”

Managers Short Duration Government Fund (continued)

Cumulative Total Return Performance

The Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. This chart compares a hypothetical $10,000 investment made in Short Duration Government Fund on March 31, 1995 to a $10,000 investment made in the Merrill Lynch 6-Month T-Bill Index for the same time period. The listed returns for the Fund are net of expenses and the returns for the indices exclude expenses. Total returns would have been lower had certain expenses not been reduced. This chart is not intended to imply any future performance of the Fund. The graph and chart do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares.

The table below shows the average annual total returns for the Short Duration Government and the Merrill Lynch 6-Month T-Bill Index for the one-year, five-year, and 10-year periods ending March 31, 2005.

	1 Year	5 Years	10 Years
Average Annual Total Returns:
Short Duration Government	2.62%	4.34%	4.70%
Merrill Lynch 6-Month T-Bill Index	1.49%	3.08%	4.26%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end please call 800.835.3879 or visit our Web site at www.managersinvest.com.

Managers Short Duration Government Fund

Schedule of Portfolio Investments

March 31, 2005

	Principal Amount	Value
U.S. Government and Agency Obligations – 106.6%[1]
Federal Home Association/Veteran’s Association – 2.4%
FHA/VA, 3.000%, 10/20/31[2]	$3,780,441	$3,845,126
FHA/VA, 4.625%, 10/20/25[2]	843,002	861,454
FHA/VA, 5.625%, 12/20/26[2]	335,764	342,097
FHA/VA, 5.750%, 08/20/23[2]	221,147	223,456
FHA/VA, 6.625%, 10/20/17 to 12/20/25[2]	515,288	524,904
Total Federal Home Association/Veteran’s Association		5,797,037
Federal Home Loan Mortgage Corporation – 22.7%
FHLMC, 1.876%, 03/15/08	3,695,348	3,636,650
FHLMC, 2.889%, 07/01/34[2]	2,741,553	2,673,767
FHLMC, 3.079%, 05/01/34[2]	1,505,587	1,483,017
FHLMC, 4.000%, TBA	5,700,000	5,452,402
FHLMC, 5.000%, 06/01/09 to 11/15/20	8,462,335	6,981,487
FHLMC, 5.000%, TBA	3,800,000	3,942,500
FHLMC, 5.500%, 11/01/17 to 09/01/19	3,898,080	3,981,217
FHLMC, 5.500%, TBA	1,150,000	1,173,000
FHLMC, 6.000%, 09/01/17	352,327	364,094
FHLMC, 6.500%, TBA	22,700,000	22,629,062
FHLMC, 7.500%, 04/01/15	1,296,641	1,366,109
FHLMC Gold, 6.000%, 09/01/17	1,644,442	1,699,359
FHLMC Gold, 7.500%, 04/01/15 to 04/01/29	571,443	605,814
FHLMC Gold, 8.500%, 05/01/25 to 12/01/25	171,479	187,192
FHLMC IO Strip, 4.510%, 11/15/30	638,469	40,385
FHLMC IO Strip, 7.500%, 10/01/27	135,815	31,271
FHLMC IO Strip, 8.000%, 06/01/31	35,959	8,168
FHLMC Structured Pass Through Securities, 2.842%, 07/25/36	657,656	652,472
FHLMC Structured Pass Through Securities, 7.500%, 02/25/42 to 08/25/42[2]	974,466	1,025,176
Total Federal Home Loan Mortgage Corporation		57,933,142
Federal National Mortgage Association – 64.6%
FNMA, 1.240%, 10/25/33	4,778,404	4,786,841
FNMA, 1.510%, 05/25/42	5,500,557	5,506,325
FNMA, 2.570%, 12/25/42	4,992,291	4,967,285
FNMA, 2.580%, 06/25/35	9,714,312	9,737,240
FNMA, 2.680%, 07/25/44	9,549,329	9,579,170
FNMA, 2.910%, 11/25/33	8,299,676	8,266,772
FNMA, 2.950%, 08/25/32	152,406	152,404
FNMA, 2.960%, 09/26/33	201,691	201,752
FNMA, 3.180%, 07/25/44	765,000	751,872
FNMA, 3.479%, 09/01/33[2]	2,558,481	2,570,532
FNMA, 4.280%, 03/25/33	3,480,000	3,476,287
FNMA, 5.000%, 07/01/18 to 09/01/19	6,220,583	6,226,390
FNMA, 5.000%, TBA	20,900,000	20,880,395

The accompanying notes are an integral part of these financial statements.

Managers Short Duration Government Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Federal National Mortgage Association (continued)
FNMA, 5.250%, 04/15/07	$60,000	$61,407
FNMA, 5.500%, 11/01/18 to 12/01/18	4,553,736	4,643,923
FNMA, 5.500%, TBA	600,000	611,250
FNMA, 5.700%, 07/01/09	955,781	979,802
FNMA, 5.730%, 11/01/08	276,247	285,067
FNMA, 5.900%, 12/01/08	926,473	961,166
FNMA, 5.920%, 01/01/09	920,214	955,557
FNMA, 6.000%, 03/01/17 to 08/01/17	1,621,488	1,675,481
FNMA, 6.000%, TBA	500,000	515,469
FNMA, 6.010%, 12/01/08	4,501,731	4,679,437
FNMA, 6.040%, 10/01/08	1,206,738	1,253,482
FNMA, 6.190%, 02/01/06	102,824	103,619
FNMA, 6.220%, 07/01/08	211,220	220,005
FNMA, 6.230%, 07/01/08 to 09/01/08	2,956,452	3,083,861
FNMA, 6.265%, 06/01/08	91,544	95,369
FNMA, 6.305%, 02/01/08	19,485	20,152
FNMA, 6.310%, 07/01/08	289,028	301,717
FNMA, 6.419%, 06/01/08	443,111	463,337
FNMA, 6.473%, 10/25/31	629,906	627,667
FNMA, 6.500%, 01/01/08 to 04/01/17	2,061,437	2,152,651
FNMA, 6.510%, 01/01/08	150,908	157,222
FNMA, 6.590%, 12/01/07	339,959	354,310
FNMA, 6.620%, 11/01/07 to 01/01/08	1,890,931	1,969,866
FNMA, 6.725%, 10/01/07	182,187	189,876
FNMA, 6.740%, 06/01/09	937,191	964,626
FNMA, 6.750%, 08/01/07	1,820,253	1,892,995
FNMA, 6.825%, 09/01/07	2,378,465	2,479,821
FNMA, 7.016%, 08/25/31	1,656,628	1,657,531
FNMA, 7.105%, 08/01/05	2,884,791	2,886,810
FNMA, 7.220%, 03/01/06	123,357	124,574
FNMA, 7.500%, 11/18/14 to 12/25/42	7,984,041	8,107,006
FNMA Grantor Trust, 1.230%, 05/25/32[2]	1,659,511	1,661,780
FNMA Grantor Trust, 1.250%, 03/25/33[2]	2,262,296	2,262,656
FNMA Grantor Trust, 1.990%, 01/25/35[2]	8,857,523	8,868,276
FNMA Gold Pool, 5.000%, 04/01/19 to 08/01/19	1,330,169	1,331,610
FNMA IO Strip, 4.375%, 01/25/24	227,288	16,260
FNMA IO Strip, 8.000%, 08/25/22 to 05/01/30	297,704	66,954
FNMA IO Strip, 8.000%, 03/18/27 to 05/18/27	204,197	43,650
FNMA IO Strip, 9.000%, 12/15/16	121,837	23,044
FNMA Whole Loan, 3.050%, 05/25/35[2]	10,000,000	10,000,000
FNMA Whole Loan, 3.063%, 04/25/38[2]	1,426,575	1,419,259
FNMA Whole Loan, 3.300%, 02/25/47[2]	2,447,538	2,458,601
Total Federal National Mortgage Association		149,730,411

The accompanying notes are an integral part of these financial statements.

Managers Short Duration Government Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Government National Mortgage Association – 16.4%
GNMA, 3.000%, 07/20/31 to 08/20/33[2]	$10,489,420	$10,547,440
GNMA, 3.500%, 01/20/32 to 10/20/34[2]	20,241,344	20,396,174
GNMA, 4.250%, 01/20/28[2]	301,787	304,600
GNMA, 4.375%, 03/20/21[2]	137,110	139,777
GNMA, 5.375%, 03/20/23 to 04/20/26[2]	725,261	738,199
GNMA, 5.750%, 08/20/21[2]	204,330	206,320
GNMA, 6.000%, 07/20/28	732,219	739,013
GNMA, 6.375%, 06/20/22 to 05/20/27[2]	3,764,395	3,815,545
GNMA, 6.625%, 11/20/17 to 11/20/27	1,468,107	1,494,431
GNMA, 6.750%, 07/20/18 to 08/20/26[2]	562,351	568,530
GNMA, 9.500%, 07/15/09 to 12/15/17	53,942	59,077
Total Government National Mortgage Association		39,009,106
U.S. Treasury Notes - 0.5%
USTN, 2.625%, 05/15/08[7]	1,260,000	1,210,387
Total U.S. Government and Agency Obligations (cost $254,503,176)		253,680,083
Asset-Backed Securities – 24.2%
Asset Securitization Corp., 7.040%, 11/13/29	2,881,315	3,004,612
Bank of America-First Union IO Strip, Series 2001-3, Class XC, 0.866%, 04/11/37[3]	5,663,018	287,372
Countrywide Asset-Backed Certificates, 1.790%, 11/25/34	2,250,000	2,260,881
Countrywide Home Loans, 2.920%, 02/25/35	6,384,545	6,416,662
CS First Boston Mortgage IO Strip, 0.943%, 12/15/35	1,810,310	82,892
CS First Boston Mortgage Sec. Corp. IO Strip, Series 1998-C1, Class AX, 1.249%, 05/17/40	3,597,297	137,622
DLJ Commercial Mortgage Corp., 6.410%, 06/10/31	1,555,539	1,635,307
GE Capital Commercial Mortgage Corporation, 6.496%, 01/15/33	525,000	567,189
GMAC, 6.957%, 09/15/35	1,570,000	1,731,683
GMAC, 7.724%, 03/15/33	7,341,000	8,189,141
GMAC, Series 1999-C1 IO Strip, Class X, 0.839%, 05/15/33	10,948,588	258,275
GMAC, Series 2000-C2, Class A2, 7.455%, 08/16/33	1,130,000	1,259,562
Greenwich Capital Commercial Funding Corp., Class A2, Series 2005-GG3, 4.305%, 08/10/42	1,754,000	1,727,005
Harborview Mortgage Loan Trust, 2.540%, 11/19/34	8,620,553	8,646,358
JPMorgan Commercial Mortgage Finance Corp., 8.033%, 04/25/28	1,000,000	1,028,983
LB Commercial Conduit Mortgage Trust, 5.870%, 10/15/35	2,154,830	2,174,542
Merrill Lynch Mortgage Investors, Inc., 7.560%, 11/15/31	2,760,000	3,038,655
Morgan Stanley Capital, Inc. 6.760%, 03/15/32	2,632,957	2,739,475
PNC Mortgage Acceptance, 7.300%, 10/12/33	2,351,000	2,614,260
Salomon Brothers Mortgage, 7.455%, 07/18/33	340,000	371,605
Structured Asset Investment Loan Trust, 2.721%, 12/25/34	5,000,000	5,037,334
Washington Mutual, Class 2A3, Series 2005- AR2, 2.894%, 01/25/45	4,347,087	4,347,087
Total Asset-Backed Securities (cost $58,549,736)		57,556,502

The accompanying notes are an integral part of these financial statements.

Managers Short Duration Government Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Preferred Stock – 1.1%[3]
Home Ownership Funding Corp., Preferred, 13.331% (cost $3,065,843)	7,300	$2,587,166
Short-Term Investments -1.5%
Other Investment Companies – 1.0%[4]
Bank of New York Institutional Cash Reserves Fund, 2.83%[8]	1,244,291	1,244,291
JPMorgan Prime Money Market Fund, Institutional Class Shares, 2.59%	1,199,022	1,199,022
Total Other Investment Companies		2,443,313

U.S. Government Agency Discount Notes – 0.5%[5,6]	Principal Amount
FNMA Discount Note, 0.000%, 04/01/05 to 02/24/06	$1,090,000	1,080,090
Total Short-Term Investments (cost $3,216,426)		3,523,403
Total Investments – 133.4% (cost $319,644,335)		317,347,154
Other Assets, less Liabilities – (33.4)%		(79,447,639)
Net Assets – 100.0%		$237,899,515

The accompanying notes are an integral part of these financial statements.

Managers Intermediate Duration Government Fund

Managers Intermediate Duration Government Fund (“Intermediate Duration”) seeks to provide investors with a total return in excess of the total return of the Citigroup Mortgage Index (“Citi Mortgage”). Managers Investment Group currently utilizes a single independent subadvisor, Smith Breeden Associates, Inc. (“Smith Breeden”), to manage the portfolio. Dan Dektar and Dan Adler, of Smith Breeden, have been managing the portfolio since 1992 and 2003, respectively.

The Portfolio Manager: The portfolio management team at Smith Breeden specializes in analyzing and investing in mortgage-backed securities. Through careful analysis and comparison of the characteristics of these securities, such as type of issuer, coupon, maturity, geographic structure, and historic and prospective prepayment rates, the portfolio managers seek to structure a portfolio that will outperform the Citi Mortgage. While the portfolio managers will purchase securities of any maturity or duration, they do not attempt to add value by actively positioning the interest rate sensitivity of the portfolio. Instead, they typically manage the weighted average duration of the portfolio so that it is similar to that of the duration of the Citi Mortgage.

The Year in Review:

Although data has been mixed at times, there have been signs of fundamental economic growth in the U. S. over the 12 months ended March 31, 2005. The economy appeared to be gaining traction as evidenced by positive figures in housing, consumption, capital spending and inflation. At the beginning of this 12-month period, rates rose sharply across the yield curve due to continued positive economic reports, the threat of inflation, and expectations for tighter monetary policy. Indeed, the second quarter performance of the U.S. bond market was the worst in ten years. On June 30, 2004, the Fed implemented its first of seven consecutive 25 basis point rate hikes, moving short-term rates from 1.00% up to their current 2.75%. After peaking in late June, long-term rates trended downward and then seemed anchored for the next nine months. This was a bit surprising given the determined actions of the Fed and further evidence of strong economic growth. Yet the Fed moves were, for the most part, anticipated by the market. Also, non-commodity inflation remained historically low, and strong demand by foreign investors helped prevent a significant rise in longer-term rates. Towards the end of 2004, bond market volatility was low as the Fed continued to be predictable in its activity. While positive economic news would normally cause longer-term rates to increase, the lack of significant inflationary data and the calculated responses of the FOMC resulted in little reaction from the bond market. Finally, early in the first quarter of 2005, yields on longer maturities declined as short-term rates rose. The yield trend then reversed, and long yields rose again.

Despite the mixed returns posted by most major bond categories for the 12-month period, Agency mortgage-backed securities (MBS) performed reasonably well. The Lehman Brothers Fixed Rate MBS Index rose 2.6% in the 12 months ended March 31, 2005. This was about 1.1 percentage points better than Treasuries of comparable duration. The other securitized sectors of the market performed less well over those 12 months. The asset-backed securities (ABS) sector rose 0.4% while the Commercial MBS (CMBS) sector was essentially unchanged. Nominal mortgage spreads tightened in 2004 and net supply was negative for the year due to fewer fixed-rate mortgage purchases by homeowners and decreased bank buying. CMBS had a strong year, as spreads ended the year at levels not seen since mid-1998. Going into the first quarter, nominal mortgage spreads widened, making mortgages more attractive relative to Treasury, agency and corporate bonds. The Fund’s allocation to such agency fixed- and adjustable-rate securities, as well as to other asset-backed instruments, contributed positively to performance relative to duration-matched Treasuries.

Managers Intermediate Duration Government (continued)

In the 12 months ended March 2005, the Fund returned 1.78%, versus a gain of 2.60% for the Citi Mortgage. Portfolio managers Dan Dektar and Dan Adler continued to manage the Fund conservatively and remained focused on trading and security selection, with an emphasis on identifying mortgages with less prepayment sensitivity than typical agency MBS, such as shorter-maturity MBS. The Fund’s overall sensitivity to the MBS sector, or its “spread duration,” is still in line with that of the Citi Mortgage indicating that Dektar and Adler are not looking to make any significant bets on the MBS sector in general. The result was a moderately successful period. The Fund did not outperform the Index in the period, but the conservative positioning protected the Fund from sharp drops in returns in the second two quarters of 2004.

Looking Ahead:

Portfolio managers Dan Adler and Dan Dektar are watching several factors that will shape the mortgage market in 2005. The portfolio remains overweighted to 30-year 5.5% and 6% coupon fixed rate mortgages (FRM) as the management team feels they offer the best yield for their duration. A deceleration in the U.S. housing market should result in strong performance of discount interest-only strips, which Dan Adler and his team view as an attractive asset class and continue to add to the portfolio. Due to a predictable Fed policy and foreign buyers continuing to purchase spread product, Adler and Dektar expect that MBS should continue to perform well, although if rates were to head significantly higher, mortgages could widen on payment extension concerns. The U.S. housing market seems to be “addicted” to shorter mortgages to keep payments affordable, and so large supply from new origination seems unlikely. New supply may therefore come from selling of current holders. Risks to the scenario as seen by the managers would be a pull back of foreign purchases of U.S. securities or a significant change in the expectations of Fed policy.

Managers Intermediate Duration Government (continued)

Cumulative Total Return Performance

The Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. This chart compares a hypothetical $10,000 investment made in Intermediate Duration Government Fund on March 31, 1995 to a $10,000 investment made in the Citigroup Mortgage Index for the same time period. The listed returns for the Fund are net of expenses and the returns for the indices exclude expenses. Total returns would have been lower had certain expenses not been reduced. This chart is not intended to imply any future performance of the Fund. The graph and chart do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares.

The table below shows the average annual total returns for Intermediate Duration Government and the Citigroup Mortgage Index for the one-year, five-year, and 10-year periods ending March 31, 2005.

Average Annual Total Returns:	1 Year	5 Years	10 Years
Intermediate Duration Government	1.78%	6.60%	6.51%
Citigroup Mortgage Index	2.60%	6.85%	7.00%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end please call 800.835.3879 or visit our Web site at www.managersinvest.com.

Managers Intermediate Duration Government Fund

Schedule of Portfolio Investments

March 31, 2005

	Principal Amount	Value
U.S. Government and Agency Obligations – 104.1%[1]
Federal Home Mortgage Corporation – 64.0%
FHLMC, 4.000%, TBA	$1,200,000	$1,147,874
FHLMC, 4.500%, TBA	9,500,000	9,019,063
FHLMC, 5.000%, 05/01/18 to 02/15/20	2,042,835	1,027,907
FHLMC, 5.000%, TBA	4,400,000	4,303,750
FHLMC, 5.500%, 11/01/17 to 02/01/35	22,549,300	22,691,607
FHLMC, 5.500%, TBA	15,000,000	15,000,000
FHLMC, 6.000%, 09/01/17	352,327	364,094
FHLMC, 6.000%, TBA	18,900,000	19,317,062
FHLMC, 6.500%, TBA	3,600,000	3,735,000
FHLMC IO Strip, 6.530%, 09/15/16 to 10/15/16[2]	1,284,420	90,347
FHLMC IO Strip, 6.780%, 06/15/31	193,397	19,388
FHLMC, 7.500%, 01/01/31	98,375	105,415
FHLMC Gold Pool, 5.500%, 11/01/33 to 03/01/35	40,701,594	40,835,479
FHLMC IO Strip, 3.890%, 11/15/18	1,384,830	85,477
FHLMC IO Strip, 4.500%, 04/15/22	402,675	28,932
FHLMC IO Strip, 4.510%, 11/15/30	518,569	32,801
FHLMC IO Strip, 5.000%, 05/15/17	678,952	95,672
FHLMC IO Strip, 6.000%, 05/01/31	25,651	5,371
FHLMC, Series 2186, Class PG, 6.000%, 07/15/28	302,116	309,128
FHLMC Structured Pass Through Securities, 7.500%, 08/25/42[2]	876,004	920,008
Total Federal Home Loan Mortgage Corporation		119,134,375
Federal National Mortgage Association – 39.6%
FNMA, 4.250%, 07/15/07	3,700,000	3,712,332
FNMA, 4.500%, TBA	15,000,000	14,518,750
FNMA, 5.000%, 09/08/08 to 05/01/34	5,203,129	4,614,021
FNMA, 5.000%, TBA	22,500,000	22,273,403
FNMA, 5.500%, 03/01/17 to 03/01/19	6,159,623	6,282,247
FNMA, 6.000%, 08/01/17	978,373	1,010,969
FNMA, 6.000%, TBA	11,900,000	12,177,531
FNMA, 6.500%, 11/01/28 to 07/01/32	1,304,472	1,356,755
FNMA, 6.625%, 11/15/10[7]	600,000	659,781
FNMA, 7.000%, 03/25/24	2,750,000	2,918,999
FNMA, 7.500%, 10/25/42	508,447	535,260
FNMA, 9.000%, 05/25/34	49,192	44,123
FNMA IO Strip, 4.000%, 09/01/33 to 09/01/34	2,514,336	367,877
FNMA IO Strip, 4.500%, 03/25/09 to 02/25/22	2,856,345	744,062
FNMA IO Strip, 5.000%, 05/01/34 to 03/01/35	7,224,772	1,728,395
FNMA IO Strip, 7.000%, 04/01/23 to 06/01/23	825,172	164,280
FNMA PO Strip, 0.000%, 06/01/33	748,620	556,691
Total Federal National Mortgage Association		73,665,476
Government National Mortgage Association – 0.5%

The accompanying notes are an integral part of these financial statements.

Managers Intermediate Duration Government Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
GNMA, 4.375%, 06/20/16 to 05/20/21[2]	$168,839	$170,737
GNMA, 5.375%, 03/20/16[2]	80,841	82,088
GNMA, 5.750%, 08/20/17 to 08/20/18[2]	222,114	224,690
GNMA, 6.625%, 11/20/17 to 12/20/17[2]	83,362	84,679
GNMA, 7.500%, 09/15/28 to 11/15/31	345,397	370,800
Total Government National Mortgage Association		932,994
Total U.S. Government and Agency Obligations (cost $194,799,442)		193,732,845
Asset-Backed Securities – 7.1%
Bank of America Funding Corp., 4.072%, 12/20/34	1,818,023	1,817,524
Chase Funding Loan Acquisition Trust, 2.240%, 05/25/34	2,690,000	2,702,420
Chase Funding Mortgage Loan Asset-Backed, 1.480%, 01/25/20	759,220	759,286
Chase Funding Mortgage Loan, 2.970%, 04/25/18[2]	250,697	250,720
Countrywide Asset-Backed Certificates, 1.730%, 11/25/34	1,042,531	1,045,993
DLJ Commercial Mortgage Corp., 6.410%, 06/10/31	241,543	253,930
GSAMP Trust, 2.070%, 11/25/33	748,784	748,778
GSR Mortgage Loan Trust, 3.685%, 05/25/34	1,095,181	1,089,951
Harborview Mortgage Loan Trust, 3.845%, 11/19/34	1,642,447	1,614,420
Merrill Lynch Mortgage Investors, Inc., 7.560%, 11/15/31	2,020,000	2,223,942
New Century Home Equity Loan Trust, 1.580%, 04/25/34	717,086	717,291
Total Asset-Backed Securities (cost $13,323,071)		13,224,255

Preferred Stocks – 0.6%[3]	Shares
Home Ownership Funding Corp., 13.331%	1,500	531,609
Home Ownership Funding Corp., 13.338%	1,500	531,843
Total Preferred Stocks (cost $1,066,345)		1,063,452
Other Investment Companies – 44.3%[4]
AIM Liquid Assets Portfolio, Institutional Class Shares, 2.66%	25,231,363	25,231,363
Bank of New York Institutional Cash Reserves Fund, 2.83%[8]	685,160	685,160
Calvert Cash Reserves Institutional Prime Fund, 1.71%	15,082,212	15,082,212
JPMorgan Prime Money Market Fund, Institutional Class Shares, 2.59%	16,360,668	16,360,668
Vanguard Prime Money Market Fund, Institutional Class, 2.68%	25,000,000	25,000,000
Total Other Investment Companies		82,359,403

U.S. Government Agency Discount Notes – 0.0%[5,6]	Principal Amount
FNMA Discount Note, 0.000%, 08/19/05 to 02/27/06	$100,000	97,771
Total Short-Term Investments (cost $82,667,644)		82,457,174
Total Investments – 156.1% (cost $291,856,502)		290,477,726
Other Assets, less Liabilities – (56.1)%		(104,452,102)
Net Assets – 100.0%		$186,025,624

The accompanying notes are an integral part of these financial statements.

Managers Total Return Bond Fund

Managers Total Return Bond Fund

Managers Total Return Bond Fund, launched in December 2002, seeks a high level of total return by investing in a diversified portfolio of fixed-income securities. Managers Investment Group currently utilizes a single independent subadvisor, Merganser Capital Management LP (“Merganser”). On an organizational note, during the fourth quarter, portfolio manager Bob LeLacheur announced his departure from the firm effective December 31, 2004. He has been replaced as lead portfolio manager by Jonathan Carlson, CFA. The remainder of the Merganser investment team remains unchanged.

The Portfolio Manager

The portfolio managers and analysts at Merganser Capital Management (“Merganser”) employ a value-oriented investment philosophy that seeks to consistently provide strong risk-adjusted returns while preserving clients’ principal. Merganser believes that bonds are complex securities whose prices often reflect non-economic factors. The investment team seeks to exploit such mispricing opportunities through fundamental credit and structure research as well as through constant communication with the brokerage community. Security selection, trade execution and sector allocation are the main drivers of performance. Merganser does not make duration bets and maintains an overall interest rate sensitivity close to the benchmark.

The goal of Merganser’s credit and structure research is to identify securities that have unusually attractive risk/reward characteristics. The analysts review credit quality, structure, collateral, liquidity, and trading history as well as the certainty of the repayment of principal. With corporate credits, while they are comfortable owning complicated fixed-income securities, they prefer to avoid complicated corporate financial structures. Merganser also favors corporate managements that rely on both the debt and equity markets for financing as well as predictable cash flows. Within the mortgage-backed sector, this means emphasizing bonds with low prepayment risk, such as seasoned mortgages. In the asset-backed (ABS) sector, Merganser focuses on structures with predictable, yet diversified collateral. The ABS sector is important to Merganser because of the fairly complicated structures and sporadic lack of liquidity, which can result in investment opportunities.

In addition to a security-level review, Merganser analyzes the relative attractiveness of all of the debt sectors, including a consideration of how macro events may affect yield spreads. Once the investment team determines which sectors and securities appear attractive, the sector specialists canvass the market to seek securities offered at or below what they determine to be fair value. As the majority of Merganser’s trades are executed in the secondary market, information sharing with a network of broker-dealer relationships is crucial to their ability to buy bonds at attractive prices and to receive best trade execution. Merganser will sell a position if its sector specialists determine that prices being bid by the broker community exceed what they consider to be fair value. Merganser may also sell a security if there is a significant price drop, depending on the strength of its conviction in the original investment thesis. The portfolio is well diversified, with approximately 100 securities covering most sectors. Turnover is typically moderate, 30-50%, depending on the market environment. Treasuries are used primarily for cash flow and duration management, as Merganser focuses its analytical effort on the spread sectors.

The Year in Review

Although data was mixed at times, there were signs of fundamental economic growth in the U.S. over the past 12 months ended March 31, 2005. The economy appears to be gaining traction and has posted overall positive figures in housing, consumption, capital spending and inflation. Rates rose sharply mid-2004 due to continued positive economic reports, the threat of inflation, and expectations for tighter monetary policy. At the beginning of this

Managers Total Return Bond Fund (continued)

12-month period, rates rose sharply across the yield curve due to continued positive economic reports, the threat of inflation, and expectations for tighter monetary policy. The second-quarter performance of the U.S. bond market was the worst in ten years. On June 30, 2004, the Fed implemented its first of seven consecutive 25 basis point rate hikes, moving short-term rates from 1.00% up to their current 2.75%. After peaking in late June, long-term rates trended downward and then seemed anchored for the next nine months. This was a bit surprising given the determined actions of the Fed and further evidence of strong economic growth. Yet the Fed moves were, for the most part, anticipated by the market, which seemed confident in the Fed’s inflation-fighting ability. Also, non-commodity inflation remained historically low, and strong demand by foreign investors helped prevent a significant rise in longer-term rates. Towards the end of 2004, bond market volatility was low as the Fed remained predictable and “measured” in its activity. While positive economic news would generally cause longer-term rates to increase, the lack of significant inflationary data and the calculated responses of the FOMC resulted in little reaction from the bond market. Finally, early in the first quarter of 2005, yields on longer maturities declined as short-term rates rose. The yield trend then reversed, and long yields rose again towards the latter part of the first quarter.

Managers Total Return Bond Fund declined 0.39% for the 12 months ended March 31, 2005, while the benchmark Lehman Brothers Aggregate Bond Index (LB Agg) returned 1.14% for the same period. Given fund management’s strategy, the relative underperformance was disappointing but understandable. The Fund’s allocation to corporate bonds started at about 30% as the fiscal year began, and rose to nearly 40% by March 2005, a significant overweight compared to the weight of corporate bonds in the LB Agg. Yet Merganser’s investment team has typically favored shorter maturity and higher quality credits, which lagged longer maturity and lower quality for much of that period. For instance, for the 12 months ended March 31, 2005, Baa bonds in the Lehman Brothers Aggregate Bond Index outperformed comparable duration Treasuries by 1 percentage point (100 bps) compared with 64 bps of excess performance for AAA bonds. Similarly, bonds of longer maturities had better excess returns than the shortest maturity bonds. Although this trend did reverse in the first quarter of 2005, the full period stats still went against Merganser’s strategy.

Meanwhile, the Fund’s underweight to FRMs (Fixed Rate Mortgages) in the first three quarters of the fiscal year also hurt performance. The addition of more MBS throughout the period was increasingly positive to returns, offsetting the underperformance in other areas in the more recent months. The Fund’s 9% exposure to foreign bonds, particularly in Canada, Finland, Sweden and the U.K., contributed to performance as these currencies appreciated for the full period, but not enough to offset the declines in the U. S. market. In early February 2005, Merganser increased its allocation to mortgage-backed securities, buying both 15-year and 30-year fixed-rate securities, as well as a small position in hybrid adjustable-rate bonds. To fund these purchases, Merganser trimmed the Fund’s holdings in the asset-backed securities (ABS) sector.

Looking Ahead

Heading into the new fiscal year, the investment team at Merganser still maintains its focus on high quality, mostly short and intermediate maturity, bonds. Almost 70% of the portfolio remains in AAA-rated bonds or Treasuries (TSY), and currently almost 75% of the Fund is invested in bonds with durations of five years or less. The portfolio management team at Merganser continues to believe that the best way to approach bond investing is to be conservative.

Managers Total Return Bond Fund (continued)

Cumulative Total Return Performance

The Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. This chart compares a hypothetical $10,000 investment made in Total Return Bond Fund on December 30, 2002 to a $10,000 investment made in the Lehman Brothers U.S. Aggregate Index for the same time period. The listed returns for the Fund are net of expenses and the returns for the indices exclude expenses. Total returns would have been lower had certain expenses not been reduced. This chart is not intended to imply any future performance of the Fund. The graph and chart do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares.

The table below shows the average annualized total returns for Total Return Bond and the Lehman Brothers U.S. Aggregate Index since inception through March 31, 2005.

Average Annual Total Returns:	1 Year	Since Inception*
Total Return Bond Fund	(0.39)%	2.42%
Lehman Brothers U.S. Aggregate Index	1.14%	3.48%

*	Commencement of operations was December 30, 2002.

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end please call 800.835.3879 or visit our Web site at www.managersinvest.com.

Managers Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2005

	Principal Amount	Value
U.S. Government and Agency Obligations – 37.6%[1]
Federal Farm Credit Bank – 1.9%
FFCB, 5.750%, 01/18/11	$275,000	$290,910
FFCB, 6.000%, 03/07/11	250,000	267,406
Total Federal Farm Credit Bank		558,316
Federal Home Loan Bank – 0.9%
FHLB, 6.625%, 11/15/10	250,000	274,762
Federal Home Loan Mortgage Company – 7.4%
FHLMC, 4.000%, 05/15/19	250,000	249,934
FHLMC, 4.500%, 01/15/13 to 05/01/19	331,798	325,472
FHLMC, 5.500%, 06/01/14 to 01/01/35	751,013	758,778
FHLMC, 5.875%, 03/21/11	250,000	262,915
FHLMC, 6.000%, 12/01/32 to 01/01/33	295,513	302,623
FHLMC Gold Pool, 5.500%, 02/01/35	265,001	265,879
Total Federal Home Loan Mortgage Company		2,165,601
Federal National Mortgage Association – 22.3%
FNMA, 4.500%, 05/01/13 to 04/01/20	715,308	701,917
FNMA, 4.500%, TBA	540,000	512,325
FNMA, 5.000%, 10/01/17 to 03/01/35	1,616,218	1,598,787
FNMA, 5.000%, TBA	350,000	342,125
FNMA, 5.500%, 02/01/13 to 03/01/35	1,923,621	1,924,083
FNMA, 6.000%, 09/01/31 to 08/01/34	622,422	636,492
FNMA, 6.250%, 01/25/08 to 07/01/24	256,925	266,483
FNMA, 6.500%, 08/01/32	48,020	49,926
FNMA, 6.500%, TBA	180,000	186,750
FNMA, 7.000%, 07/01/32	97,785	103,050
FNMA, 7.000%, 07/01/32	144,694	152,613
Total Federal National Mortgage Association		6,474,551
U.S. Treasury Bonds – 3.1%
USTB, 3.500%, 12/15/10	145,000	140,735
USTB, 6.250%, 08/15/23	646,000	752,161
Total U.S. Treasury Bonds		892,896
U.S. Treasury Notes – 2.0%
USTN, 2.250%, 02/15/07	500,000	486,367
USTN, 3.125%, 01/31/07	85,000	84,037
Total U.S. Treasury Notes		570,404
Total U.S. Government and Agency Obligations (cost $10,884,218)		10,936,530
Corporate Bonds – 53.6%
Asset-Backed Securities – 14.9%
College & University Facility Loan Trust, Series 2, Class D, 4.000%, 06/01/18	109,656	104,370
Community Program Loan Trust, Series 87-A, Class A4, 4.500%, 10/01/18	154,839	154,410
PG&E Energy Recovery Funding LLC, 4.370%, 06/25/14	250,000	244,997
Popular ABS Mortgage Pass-Through Trust, Class M1, Series 2005-1, 5.160%, 05/25/35	100,000	98,579
Public Service New Hampshire Funding LLC, Series 2001-1, Class A3, 6.480%, 05/01/15	250,000	272,578

The accompanying notes are an integral part of these financial statements.

Managers Total Return Bond Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Asset Backed Securities (continued)
Bear Stearns Commercial Mortgage Securities, 5.286%, 06/11/41	$250,000	$254,364
Bear Stearns Commercial Mortgage Securities, Inc., Series 2001-TOP4, Class A1, 5.060%, 11/15/16	218,006	220,882
Commercial Mortgage Pass-Through Certificates, 3.600%, 03/10/39	250,000	241,692
CS First Boston Mortgage Securities Corp., Series 2003-CK2, Class A1, 3.006%, 03/15/36	119,139	115,945
CSFB Mortgage Securities Corp., 3.516%, 01/15/37	230,000	222,613
GE Capital Commercial Mortgage Corp., 4.433%, 07/10/39	275,000	272,643
General Electric Capital Commercial Mortgage Corp., 4.353%, 06/10/48	240,000	236,559
LB-UBS Commercial Mortgage Trust, Series 2003-C5, Class A2, 3.478%, 07/20/27	150,000	145,624
Morgan Stanley Capital I, 5.168%, 01/14/42	245,000	244,464
Wachovia Bank Commercial Mortgage Trust, 4.043%, 11/15/34	217,632	212,982
Wachovia Bank Commercial Mortgage Trust, 5.083%, 03/15/42	300,000	300,000
Wachovia Bank Commercial Mortgage Trust, Series 2003-C5, Class A1, 2.986%, 06/15/35	230,984	215,504
JPMorgan Mortgage Trust, Class 5A1, Series 2005-A1, 4.484%, 02/25/35	248,615	245,781
Wells Fargo Mortgage Backed Securities Trust, 4.543%, 04/25/35	550,000	542,287
Total Asset-Backed Securities		4,346,274
Finance – 24.8%
AMBAC Financial Group, 9.375%, 08/01/11	500,000	616,937
Associates Corp., NA, 8.550%, 07/15/09	350,000	400,521
Associates Corp., Series B, 7.950%, 02/15/10	150,000	169,384
Bank of America, 7.800%, 02/15/10	300,000	339,592
Compass Bancshares, Inc., 5.500%, 04/01/20	270,000	269,468
Deutsche Bank Financial, Inc., 7.500%, 04/25/09	415,000	457,638
Fifth Third Bancorp., 3.375%, 08/15/08	200,000	193,076
Ford Motor Credit Co., 7.600%, 08/01/05	150,000	151,567
General Electric Capital Corp., 8.300%, 09/20/09	150,000	171,320
General Electric Capital Corp., 8.625%, 06/15/08	275,000	307,317
General Electric Capital Corp., 8.700%, 03/01/07	200,000	215,802
General Motors Acceptance Corp., 6.750%, 01/15/06	130,000	130,905
HSBC Bank PLC, 6.950%, 03/15/11	300,000	336,849
Hudson United Bank, 3.500%, 05/13/08	100,000	97,079
Inter-American Development Bank, 8.400%, 09/01/09	100,000	115,718
Inter-American Development Bank, 8.875%, 06/01/09	160,000	187,089
Inter-American Development Bank, 12.250%, 12/15/08	210,000	266,896
KfW International Finance, Inc., 8.000%, 02/15/10	270,000	307,919
Lehman Brothers Holdings, 7.875%, 08/15/10	400,000	455,557
Medco Health Solutions, 7.250%, 08/15/13	125,000	138,170
Morgan Stanley Co., 3.875%, 01/15/09	250,000	243,097
National City Bank Corp., 2.700%, 08/24/09	204,545	196,566
National City Bank Corp., 4.250%, 01/29/10	100,000	97,939
National Westminster Bank PLC, 7.375%, 10/01/09	455,000	504,314

The accompanying notes are an integral part of these financial statements.

Managers Total Return Bond Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Finance (continued)
Svenska Handlesbanken, 8.125%, 08/15/07	$150,000	$162,546
Toyota Motor Credit Corp., 4.250%, 03/15/10	225,000	221,852
Toyota Motor Credit Corp., 5.500%, 12/15/08	200,000	207,016
U.S. Central Credit Union, 2.750%, 05/30/08	250,000	239,357
Total Finance		7,201,491
Industrials – 12.0%
Burlington Northern Santa Fe Corp., 7.290%, 06/01/36	225,000	274,275
Cingular Wireless LLC, 7.125%, 12/15/31	225,000	252,281
Colgate-Palmolive Co., 5.980%, 04/25/12	400,000	430,139
ConocoPhillips, 8.750%, 05/10/10	350,000	414,182
Delhaize America, 8.125% 4/15/11	125,000	138,940
Ford Motor Credit Co., 6.125%, 01/09/06	150,000	151,369
Gtech Holdings Corp., 4.750%, 10/15/10	50,000	49,123
Hershey Foods Corp., 6.950%, 08/15/12	350,000	395,159
Ingersoll-Rand Co., 6.015%, 02/15/28	80,000	88,734
Ingersoll-Rand Co., 6.443%, 11/15/27	30,000	34,454
Lockheed Martin Corp., 7.200%, 05/01/36	250,000	302,763
Penney (JC) Co., 8.000%, 03/01/10	125,000	125,000
Unilever Capital Corp., 7.125%, 11/01/10	250,000	280,000
Viacom International, Inc., 5.625%, 08/15/12	275,000	278,299
Yum! Brands, Inc., 7.700%, 07/01/12	230,000	267,411
Total Industrials		3,482,129
Utilities – 1.9%
Dominion Resources, Inc., Series F, 5.250%, 08/01/33	275,000	273,983
KeySpan Corp., 5.803%, 04/01/35	275,000	279,205
Total Utilities		553,188
Total Corporate Bonds (cost $15,999,903)		15,583,082
Foreign Government Obligations - Yankee Bonds – 3.7%
International Bank for Reconstruction & Development, 9.250%, 07/15/17	150,000	208,347
Ontario Province, 5.125%, 07/17/12	100,000	103,549
Quebec Province, 5.750%, 02/15/09	200,000	208,859
Republic of Finland, 6.950%, 02/15/26	100,000	123,343
Saskatchewan Province, 7.125%, 03/15/08	150,000	161,464
Sweden Kingdom, 11.125%, 06/01/15	55,000	79,653
Sweden Kingdom, Series A, 0.000%, 04/01/09[5]	250,000	207,939
Total Foreign Government Obligations (cost $1,107,667)		1,093,154

	Shares
Other Investment Companies – 13.6%[4]
Bank of New York Institutional Cash Reserves Fund, 2.83%[8]	2,063,483	2,063,483
JPMorgan Prime Money Market Fund, Institutional Class Shares, 2.59%	1,891,145	1,891,145
Total Other Investment Companies (cost $3,954,628)		3,954,628
Total Investments – 108.5% (cost $31,946,416)		31,567,394
Other Assets, less Liabilities – (8.5)%		(2,480,757)
Net Assets - 100.0%		$29,086,637

The accompanying notes are an integral part of these financial statements.

The Managers Funds

Notes to Schedules of Portfolio Investments

The following footnotes and abbreviations are to be read in conjunction with the Schedules of Portfolio Investments previously presented in this report.

At March 31, 2005, the cost of securities for Federal income tax purposes and the gross aggregate unrealized appreciation and/or depreciation based on tax cost were approximately as follows:

Fund	Cost	Appreciation	Depreciation	Net
Short Duration	$319,644,335	$829,399	$3,126,572	$2,297,173
Intermediate Duration	291,856,502	417,910	(1,586,378)	(1,168,468)
Total Return Bond	31,969,584	70,575	(472,765)	(402,190)

[1]	Mortgage-backed obligations and other assets are subject to principal paydowns as a result of prepayments or refinancings of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity. The interest rate shown is the rate in effect at March 31, 2005.

[2]	Adjustable-rate mortgages with coupon rates that adjust periodically. The interest rate shown is the rate in effect at March 31, 2005.

[3]	Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified buyers. At March 31, 2005, the value of these securities amounted to the following:

Fund	Market Value	% of Net Assets
Short Duration	$2,874,538	1.2%
Intermediate Duration	1,063,452	0.6%

[4]	Yield shown for an investment company represents the March 31, 2005, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

[5]	Zero-coupon security.

[6]	Security pledged to cover margin requirements for open futures positions at March 31, 2005.

[7]	Some or all of these securities were out on loan to various brokers as of March 31, 2005, amounting to $1,222,905, $674,829, and $2,031,186 representing 0.5%, 0.4%, and 7.0% of net assets for Short Duration, Intermediate Duration and Total Return, respectively.

[8]	Collateral received from brokers for securities lending was invested in these short-term investments.

Security Ratings (unaudited)

The composition of debt holdings as a percentage of portfolio assets is as follows:

S&P/Moody’s Ratings	Gov’t/AAA	AA	A	BBB	BB	Not Rated
Short Duration	99.0%	1.0%	0.0%	0.0%	0.0%	0.0%
Intermediate Duration	99.0	1.0	0.0	0.0	0.0	0.0
Total Return Bond	61.0	11.0	14.0	5.0	1.0	8.0

Investments Abbreviations:

DLJ: Donaldson, Lufkin & Jenrette Securities Corp.

FHA/VA: Federal Home Association/Veteran’s Association

FFCB: Federal Farms Credit Bank

FHLB: Federal Home Loan Bank

FHLMC: Federal Home Loan Mortgage Corp

FNMA: Federal National Mortgage Assoc.

GMAC: General Motors Acceptance Corp.

GNMA: Government National Mortgage Assoc.

IO: Interest Only

PO: Principal Only

TBA: To Be Announced

USTB: United States Treasury Bond

The accompanying notes are an integral part of these financial statements.

The Managers Funds

Statements of Assets and Liabilities

March 31, 2005

	Managers Short Duration Government Fund	Managers Intermediate Duration Government Fund	Managers Total Return Bond Fund
Assets:
Investments at value (including securities on loan valued at $1,222,905, $674,829 and $2,031,186, respectively) *	$317,347,154	$290,477,726	$31,567,394
Cash	—	—	473,251
Receivable for investments sold	26,372,166	53,354,008	—
Receivable for investments sold short	—	19,420,050	—
Receivable for Fund shares sold	2,029,795	479,347	60,560
Dividends, interest and other receivables	1,022,534	1,047,088	252,327
Receivable for variation margin on futures	161,591	40,419	—
Prepaid expenses	21,128	21,068	11,770

Total assets	346,954,368	364,839,706	32,365,302

Liabilities:
Payable upon return of securities loaned	1,244,291	685,160	2,063,483
Payable for investments purchased	2,324,812	26,986,773	1,164,361
Payable for investments purchased on a when-issued basis	81,025,198	130,864,895	—
Payable for Fund shares repurchased	1,230,364	337,284	7,373
Interest payable-short positions	190,992	304,831	—
Payable for investments sold short (at value $19,420,050)	—	19,428,125	—
Reverse repurchase agreements (proceeds $22,359,000)	22,375,895	—	—
Payable for variation margin on futures	470,749	5,087	—
Investment advisory and management fee payable	119,271	108,827	7,241
Administration fee payable	—	—	6,067
Other accrued expenses	73,281	93,100	30,140

Total liabilities	109,054,853	178,814,082	3,278,665

Net Assets	$237,899,515	$186,025,624	$29,086,637

Shares outstanding	24,634,428	17,665,888	2,938,290
Net asset value, offering and redemption price per share	$9.66	$10.53	$9.90
Net Assets Represent:
Paid-in capital	$243,146,232	$187,533,109	$29,550,604
Undistributed net investment income	785,029	41,555	10,107
Accumulated net realized loss from investments and futures contracts	(5,040,312)	(342,182)	(95,052)
Net unrealized depreciation of investments and futures contracts	(991,434)	(1,206,858)	(379,022)

Net Assets	$237,899,515	$186,025,624	$29,086,637

* Investments at cost	$319,644,339	$291,856,502	$31,946,416

The accompanying notes are an integral part of these financial statements.

The Managers Funds

Statements of Operations

For the fiscal year ended March 31, 2005

	Managers Short Duration Government Fund	Managers Intermediate Duration Government Fund	Managers Total Return Bond Fund
Investment Income:
Interest income	$8,374,852	$4,808,751	$1,030,947
Dividend income	124,520	181,315	—
Securities lending fees	455	7,094	2,131

Total investment income	8,499,827	4,997,160	1,033,078

Expenses:
Investment advisory and management fees	1,551,889	1,044,133	132,551
Administration fees	—	—	66,276
Custodian	91,620	65,587	25,075
Interest expense	355,246	16,381	—
Transfer agent	73,347	64,607	10,128
Professional fees	53,655	44,607	26,832
Registration fees	42,180	35,025	16,743
Trustees fees and expenses	18,676	11,697	2,215
Printing expense	17,427	12,966	1,902
Insurance	13,150	7,660	1,555
Miscellaneous	2,511	1,314	606

Total expenses before offsets	2,219,701	1,303,977	283,883

Expense (reimbursement) recoupment	(139,895)	32,304	(21,419)
Expense reductions	(60)	(12)	(5)

Net expenses	2,079,746	1,336,269	262,459

Net investment income	6,420,081	3,660,891	770,619

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	296,107	193,329	(63,640)
Net realized loss on futures contracts	(554,904)	(142,963)	—
Net unrealized depreciation of investments	(3,798,900)	(1,513,965)	(722,579)
Net unrealized appreciation of futures contracts	3,408,993	144,757	—

Net realized and unrealized loss on investments	(648,704)	(1,318,842)	(786,219)

Net Increase (Decrease) in Net Assets Resulting from Operations	$5,771,377	$2,342,049	($15,600)

The accompanying notes are an integral part of these financial statements.

The Managers Funds

Statements of Changes in Net Assets

For the fiscal years ended March 31,

	Managers Short Duration Government Fund
	2005	2004
Increase in Net Assets From Operation
Net investment income	$6,420,081	$4,419,405
Net realized gain (loss) on investments and futures	(258,797)	690,975
Net unrealized appreciation (depreciation) of investments and futures	(389,907)	(1,862,966)

Net increase (decrease) in net assets resulting from operations	5,771,377	3,247,414

Distributions to Shareholders:
From net investment income	(6,454,110)	(4,327,424)
From realized gains on investments	—	—

Total distributions to shareholders	(6,454,110)	(4,327,424)

From Capital Share Transactions:
Proceeds from sale of shares	196,835,900	198,318,670
Net asset value of shares issued in connection with reinvestment of dividends and distributions	6,063,410	3,999,105
Cost of shares repurchased	(163,042,611)	(163,221,952)

Net increase from capital share transactions	39,856,699	39,095,823

Total increase in net assets	39,173,966	38,015,813

Net Assets:
Beginning of year	198,725,549	160,709,736

End of year	$237,899,515	$198,725,549

End of period undistributed net investment income	$785,029	$819,057

Share Transactions:
Sale of shares	20,363,614	20,365,279
Shares issued in connection with reinvestment of dividends and distributions	628,230	411,262
Shares repurchased	(16,869,219)	(16,758,841)

Net increase in shares	4,122,625	4,017,700

The accompanying notes are an integral part of these financial statements.

Managers Intermediate Duration Government Fund		Managers Total Return Bond Fund
2005	2004	2005	2004
$3,660,891	$1,819,798	$770,619	$427,902
50,366	2,673,630	(63,640)	2,117
(1,369,208)	(768,683)	(722,579)	238,595

2,342,049	3,724,745	(15,600)	668,614

(3,593,598)	(1,827,167)	(761,385)	(433,160)
(2,188,496)	(664,035)	(35,857)	(45,968)

(5,782,094)	(2,491,202)	(797,242)	(479,128)

137,550,031	107,422,633	13,579,509	14,222,044
4,320,112	2,055,258	795,773	477,510
(76,230,581)	(58,226,960)	(8,151,777)	(4,874,607)

65,639,562	51,250,931	6,223,505	9,824,947

62,199,517	52,484,474	5,410,663	10,014,433

123,826,107	71,341,633	23,675,974	13,661,541

$186,025,624	$123,826,107	$29,086,637	$23,675,974

$41,555	—	$10,107	$17,849

12,908,547	10,092,322	1,357,149	1,398,411
406,833	193,451	79,551	47,146
(7,176,795)	(5,483,141)	(809,726)	(483,791)

6,138,585	4,802,632	626,974	961,766

The accompanying notes are an integral part of these financial statements.

Managers Short Duration Government Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	Fiscal Year ended March 31,
	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year	$9.69	$9.74	$9.72	$9.71	$9.64

Income from Investment Operations:
Net investment income	0.27	0.25	0.30	0.54	0.74
Net realized and unrealized gain (loss) on investments	(0.02)	(0.06)	0.06	0.01	(0.06)

Total from investment operations	0.25	0.19	0.36	0.55	0.68

Less Distributions to Shareholders from:
Net investment income	(0.28)	(0.24)	(0.32)	(0.54)	(0.61)
Return of capital	—	—	(0.02)	—	—

Total distributions to shareholders	(0.28)	(0.24)	(0.34)	(0.54)	(0.61)

Net Asset Value, End of Year	$9.66	$9.69	$9.74	$9.72	$9.71

Total Return (a)	2.62%	2.00%	3.76%	6.06%	7.35%

Ratio of net operating expenses to average net assets (b)	0.78%	0.78%	0.78%	0.78%	0.78%
Ratio of total expenses to average net assets (c)	0.84%	0.92%	0.92%	1.39%	2.18%
Ratio of net investment income to average net assets (b)	2.90%	2.59%	2.74%	5.71%	6.24%
Portfolio turnover	341%	349%	418%	683%	866%
Net assets at end of year (000’s omitted)	$237,900	$198,726	$160,710	$30,470	$26,263

(a)	Total returns and net investment income would have been lower had certain expenses not been reduced.

(b)	After expense offsets excluding interest expense. (See Note 1(c) of “Notes to Financial Statements.”)

(c)	Excludes interest expense for the fiscal years ended March 31, 2005, 2004, 2003, 2002 and 2001 of 0.16%, 0.03%, 0.01%, 0.28% and 1.14%, respectively. (See Note 1(c) of “Notes to Financial Statements.”)

Managers Intermediate Duration Government Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	Fiscal Year ended March 31,
	2005		2004		2003		2002	2001
Net Asset Value, Beginning of Year	$10.74		$10.61		$10.16		$9.94	$9.37

Income from Investment Operations:
Net investment income	0.26		0.23		0.40		0.41	0.61
Net realized and unrealized gain (loss) on investments	(0.06)		0.20		0.45		0.26	0.49

Total from investment operations	0.20		0.43		0.85		0.67	1.10

Less Distributions to Shareholders from:
Net investment income	(0.26)		(0.23)		(0.40)		(0.45)	(0.53)
Net realized gain on investments	(0.15)		(0.07)		—		—	—

Total distributions to shareholders	(0.41)		(0.30)		(0.40)		(0.45)	(0.53)

Net Asset Value, End of Year	$10.53		$10.74		$10.61		$10.16	$9.94

Total Return (a)	1.78%		4.07%		8.48%		6.78%	12.17%

Ratio of net operating expenses to average net assets (b)	0.88%		0.88%		0.88%		0.88%	0.88%
Ratio of total expenses to average net assets	0.88	%(c)	0.93	%(c)	1.03	%(c)	1.09%	1.07	%(c)
Ratio of net investment income to average net assets (b)	2.45	%(d)	2.09%		3.75%		3.76%	5.85%
Portfolio turnover	851%		667%		578%		1,106%	690%
Net assets at end of year (000’s omitted)	$186,026		$123,826		$71,342		$26,892	$24,077

(a)	Total returns and net investment income would have been lower had certain expenses not been reduced.

(b)	After expense offsets. (See Note 1(c) of “Notes to Financial Statements.”)

(c)	Excludes interest expense for the fiscal years ended March 31, 2005, 2004, 2003 and 2001 of 0.01%, 0.03%, 0.00%, 0.03% and 0.01%, respectively. (See Note 1(c) of “Notes to Financial Statements.”)

(d)	Includes the impact of expense recoupment and non-reimburseable expenses such as interest and taxes. (See Note 1(c) of “Notes to Financial Statements.”)

Managers Total Return Bond Fund

Financial Highlights

For a share outstanding throughout each fiscal year/period

	Fiscal Year ended March 31, 2005	Fiscal Year ended March 31, 2004	Period* ended March 31, 2003
Net Asset Value, Beginning of Period	$10.24	$10.12	$10.00

Income from Investment Operations:
Net investment income	0.28	0.26	0.06
Net realized and unrealized gain (loss) on investments	(0.33)	0.16	0.11

Total from investment operations	(0.05)	0.42	0.17

Less Distributions to Shareholders from:
Net investment income	(0.29)	(0.27)	(0.05)
Net realized gain on investments	—	(0.03)	—

Total distributions to shareholders	(0.29)	(0.30)	(0.05)

Net Asset Value, End of Period	$9.90	$10.24	$10.12

Total Return (a)	(0.39)%	4.17%	1.70	%(c)

Ratio of net operating expenses to average net assets (b)	0.99%	0.99%	0.99	%(d)
Ratio of total expenses to average net assets	1.07%	1.33%	1.95	%(d)
Ratio of net investment income to average net assets (b)	2.99%	2.62%	2.37	%(d)
Portfolio turnover	109%	39%	62	%(c)
Net assets at end of period (000’s omitted)	$29,087	$23,676	$13,662

*	Commencement of operations was December 30, 2002.

(a)	Total returns and net investment income would have been lower had certain expenses not been reduced.

(b)	After expense offsets. (See Note 1(c) of “Notes to Financial Statements.”)

(c)	Not annualized.

(d)	Annualized.

The Managers Funds

Notes to Financial Statements

March 31, 2005

(1) Summary of Significant Accounting Policies

Managers Trust II (“Trust II”) is an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Included in this report are three series of Trust II: Managers Short Duration Government Fund (“Short Duration”), Managers Intermediate Duration Government Fund (“Intermediate Duration”) and Managers Total Return Bond Fund (“Total Return Bond”).

The financial statements of Short Duration, Intermediate Duration and Total Return Bond (each a “Fund” and collectively, the “Funds”) are prepared in accordance with accounting principles generally accepted in the United States of America which require management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

(a) Valuation of Investments

Equity securities traded on a domestic or international securities exchange and over-the counter securities are valued at the last quoted sales price, or, lacking any sales, at the last quoted bid price. Fixed-income securities are valued based on valuations furnished by independent pricing services that utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Futures contracts for which market quotations are readily available are valued at the settlement price as of the close of the futures exchange. Short-term investments having a remaining maturity of 60 days or less, are valued at amortized cost, which approximates market. Investments in other regulated investment companies are valued at their end of day net asset value per share. Investments in certain mortgage-backed, stripped mortgage-backed, preferred stocks, convertible securities, derivatives and other debt securities not traded on an organized securities market are valued on the basis of valuations provided by dealers or by a pricing service which uses information with respect to transactions in such securities, various relationships between securities and yield to maturity in determining value. Securities (including derivatives) for which market quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures adopted by the Board of Trustees of the Trust.

(b) Security Transactions

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

(c) Investment Income and Expenses

Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a fund are apportioned among the Funds in the Trust and in some cases other affiliated funds based upon their relative average net assets or number of shareholders.

The Funds have an arrangement with the Bank of New York (“BNY”) whereby each Fund is credited with an interest factor equal to 1% below the effective 90-day T-Bill rate for account balances left uninvested overnight. These credits serve to reduce custody expenses that would otherwise be charged to each Fund. For the fiscal year ended March 31, 2005, the custodian expense was reduced under the BNY arrangement as follows: Short Duration - $60, Intermediate Duration - $12 and Total Return Bond - $5. Managers Investment Group LLC (formerly The Managers Funds LLC) (the “Investment Manager”), a subsidiary of Affiliated Managers Group, Inc. (“AMG”) and the Investment Manager for the Funds, has contractually agreed, through August 1, 2005, to waive its fees and/or bear expenses of each Fund to cause total operating expenses (excluding interest, taxes, brokerage and extraordinary expenses) to not exceed the annual rate of 0.78% for Short Duration, 0.88% for Intermediate Duration and 0.99% for Total Return Bond. Each Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within three years after the waiver or reimbursement and that such repayment would not cause the Short Duration, Intermediate Duration or Total Return Bond Fund’s expenses as a percent of average net assets in any such future

The Managers Funds

Notes to Financial Statements (continued)

year to exceed 0.78%, 0.88% or 0.99%, respectively. For the year ended March 31, 2005, Short Duration, Intermediate Duration and Total Return Bond Funds made such repayments to the Investment Manager in the amounts of $0, $32,304 and $0, respectively. At March 31, 2005, the cumulative amount of unreimbursed expenses from Short Duration, Intermediate Duration and Total Return Bond Funds were $507,428, $107,834 and $107,976, respectively.

(d) Dividends and Distributions

Dividends resulting from net investment income, if any, normally will be declared and paid monthly for Intermediate Duration, Short Duration and Total Return Bond. Dividends and distributions to shareholders are recorded on the ex-dividend date. Distributions of capital gains, if any, will be made on an annual basis in December and when required for Federal excise tax purposes. Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for losses deferred due to wash sales, equalization accounting for tax purposes, options, futures and market discount transactions. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. The tax character of distributions paid during fiscal 2005 and 2004 were as follows:

	Short Duration		Intermediate Duration		Total Return Bond
	2005	2004	2005	2004	2005	2004
Distributions paid from:
Ordinary income	$6,454,110	$4,327,424	$3,619,335	$1,819,798	$778,360	$418,915
Short-term capital gains	—	—	2,114,889	671,404	17,226	60,213
Long-term capital gains	—	—	47,870	—	1,656	—

	$6,454,110	$4,327,424	$5,782,094	$2,491,202	$797,242	$479,128

	Short Duration	Intermediate Duration	Total Return Bond
Capital loss carryforward	$2,905,174	$260,420	$2,855
Undistributed ordinary income	57,953	41,555	10,107
Undistributed long-term capital gains	—	—	—
Undistributed short-term capital gains	—	—	—

Pursuant to section 852 of the Internal Revenue Code, there were no long-term capital gains for any of the Funds for the taxable year ended March 31, 2005.

(e) Federal Taxes

Each Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for Federal income or excise tax is included in the accompanying financial statements.

(f) Capital Loss Carryovers

As of March 31, 2005, the following Fund had accumulated net realized capital loss carryovers from securities transactions for Federal income tax purposes as shown in the chart. These amounts may be used to offset realized capital gains, if any, through March 31, 2013.

Fund	Capital Loss Carryover Amounts	Expires Mar. 31,
Short Duration	$760,963	2008
	1,568,229	2009
	362,610	2010
	213,372	2013
Intermediate Duration	$260,420	2013
Total Return Bond	$21,737	2013

The Managers Funds

Notes to Financial Statements (continued)

(g) Capital Stock

The Trust’s Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date.

At March 31, 2005, certain unaffiliated shareholders, specifically omnibus accounts, held greater than 10% of the outstanding shares of the following Funds: Short Duration - 2 such accounts held 74%; Intermediate Duration - 1 such account held 60%; Total Return Bond - 1 such account held 88%.

(h) Repurchase Agreements

Each Fund may enter into repurchase agreements provided that the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement during the term of the agreement. The underlying collateral for all repurchase agreements is held in safekeeping by the Fund’s custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(i) Reverse Repurchase Agreements (Short Duration and Intermediate Duration)

A reverse repurchase agreement involves the sale of portfolio assets together with an agreement to repurchase the same assets later at a fixed price. Additional assets are maintained in a segregated account with the custodian, and are marked to market daily. The segregated assets may consist of cash, U.S. Government securities, or other liquid securities at least equal in value to the obligations under the reverse repurchase agreements. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a fund’s use of the proceeds under the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the obligation to repurchase the securities.

Reverse Repurchase agreements outstanding as of March 31, 2005 were as follows:

Fund	Principal Amount	Security	Current Liability
Short Duration	$5,987,000	Morgan Stanley, 2.84% due 4/18/05	$5,993,917
	13,942,000	Morgan Stanley, 2.83% due 4/25/05	13,951,616
	2,430,000	Morgan Stanley, 2.83% due 4/18/05	2,430,362

		Total	$22,375,895

(j) Delayed Delivery Transactions and When-Issued Securities (Short Duration & Intermediate Duration)

The Funds may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked to market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in the Funds’ Schedule of Investments. With respect to purchase commitments, the Funds identify securities as segregated in its records with a value at least equal to the amount of the commitment. The payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Funds’ Statement of Assets and Liabilities under the caption when-issued. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

The Managers Funds

Notes to Financial Statements (continued)

(k) Dollar Roll and Reverse Dollar Roll Agreements (Short Duration & Intermediate Duration)

A dollar roll is an agreement to sell securities for delivery in the current month and to repurchase substantially similar securities on a specified future date. During the roll period, principal and interest paid on these securities are not received. When a fund invests in a dollar roll, it is compensated by the difference between the current sales price and the forward price for the future purchase as well as by earnings on the cash proceeds of the initial sale. A reverse dollar roll is an agreement to buy securities for delivery in the current month and to sell substantially similar securities on a specified future date, typically at a lower price. During the roll period, the Fund receives the principal and interest on the securities purchased in compensation for the cash invested in the transaction.

(l) TBA Sale Commitments (Short Duration & Intermediate Duration)

Each Fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction. Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under “Valuation of Investments,” in footnote 1a above. Each contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA sale commitments outstanding at March 31, 2005 were as follows:

Fund	Principal Amount	Security	Current Liability
Intermediate Duration	$2,000,000	FHLMC, 5.500%, 04/15/19	$2,037,500
	300,000	GNMA, 6.500%, 04/15/34	313,125
	2,000,000	FHLMC, 5.500%, 4/15/19	2,040,000
	15,000,000	FHLMC, 5.500%, 4/13/35	15,037,500

		Total	$19,428,125

(m) Futures Contracts Held or Issued for Purposes other than Trading (Short Duration & Intermediate Duration)

Each of the Funds may use interest-rate futures contracts for risk management purposes in order to reduce fluctuations in each Fund’s net asset values relative to each Fund’s targeted option-adjusted duration. On entering into a futures contract, either cash or securities in an amount equal to a certain percentage of the contract value (initial margin) must be deposited with the futures broker. Subsequent payments (variation margin) are made or received each day. The variation margin payments equal the daily changes in the contract value and are recorded as unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Short Duration had the following open futures contracts as of March 31, 2005:

Type	Number of Contracts	Position	Expiration Month	Unrealized Gain/(Loss)
2-Year U.S. Treasury Note	98	Short	July 2005	$75,057
5-Year U.S. Treasury Note	221	Long	June 2005	(173,375)
10-Year U.S. Treasury Note	115	Long	June 2005	(165,854)
20-Year U.S. Treasury Bond	17	Long	June 2005	(5,211)
10-Year Interest Swap	231	Short	June 2005	560,507
3-Month Eurodollar	5	Long	March 2011 - December 2011	27,745
3-Month Eurodollar	1491	Short	June 2005 - December 2009	986,869

			Total	$1,305,738

The Managers Funds

Notes to Financial Statements (continued)

Intermediate Duration had the following open futures contracts as of March 31, 2005:

Type	Number of Contracts	Position	Expiration Month	Unrealized Gain/(Loss)
2-Year U.S. Treasury Note	1	Long	July 2005	$(831)
5-Year U.S. Treasury Note	74	Long	June 2005	(58,928)
3-Month Eurodollar	54	Long	March 2006 - December 2007	17,068
3-Month Eurodollar	23	Short	March 2006 - December 2007	17,555

			Total	$(25,136)

Futures transactions involve additional costs and may result in losses. The effective use of futures depends on the Fund’s ability to close futures positions at times when the Fund’s portfolio managers deem it desirable to do so. The use of futures also involves the risk of imperfect correlation among movements in the values of the securities underlying the futures purchased and sold by the Funds, of the futures contracts themselves, and of the securities that are the subject of a hedge.

(n) Assets Pledged to Cover Margin Requirements for Open Futures Positions (Short Duration & Intermediate Duration)

The aggregate market value of assets pledged to cover margin requirements for the open futures positions at March 31, 2005 was:

Fund	Assets Pledged
Short Duration	$980,973
Intermediate Duration	97,771

(o) Interest Rate Caps, Swap Contracts and Options (Short Duration & Intermediate Duration)

Each Fund may enter into over-the-counter transactions involving interest rate caps, swap contracts, or purchase options to enter into such contracts, in order to manage interest rate risk. In an interest rate cap agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. An interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. Swap contracts represent an agreement between counter parties to exchange cash flows based on the difference between two rates applied to a notional principal amount for a specified period. The most common type of interest rate swap involves the exchange of fixed-rate cash flows for variable-rate cash flows. Swaps do not involve the exchange of principal between the parties. Purchased options on swap contracts (“swaptions”) give the holder the right, but not the obligation, to enter into a swap contract with the counter party which has written the option on a date, at an interest rate, and with a notional amount as specified in the swaption agreement. If the counter party to the swap transaction defaults, the Fund will be limited to contractual remedies pursuant to the agreements governing the transaction. There is no assurance that swap or swaption contract counter parties will be able to meet their obligations under the contracts or that, in the event of default, the Fund will succeed in pursuing contractual remedies. The Fund may thus assume the risk that payments owed the Fund under a swap or swaption contract will be delayed, or not received at all. During the term of the swap agreement or swaption, unrealized gains or losses are recorded as a result of “marking to market.” When the swap agreement or swaption is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Accrued interest and interest paid are recognized as unrealized and realized gain (loss), respectively. In each of the contracts, the Fund pays a premium, to the counter party, in return for the swaption. These swaptions may be exercised by entering into a swap contract with the counter party only on the date specified in each contract. During the fiscal year ended March 31, 2005, the Funds did not enter into any such contracts.

The Managers Funds

Notes to Financial Statements (continued)

(2) Agreements and Transactions with Affiliates

The Trust has entered into separate Fund Management Agreements with the Investment Manager with respect to Short Duration, Intermediate Duration, and Total Return Bond. Under these agreements, the Investment Manager provides or oversees investment advisory and management services to the Funds. Investment advisory and management fees of 0.70%, 0.70% and 0.50% per annum are paid directly by Short Duration, Intermediate Duration and Total Return Bond, respectively, to the Investment Manager based on average daily net assets. The Investment Manager, in turn, pays a portion of this fee to each respective subadvisor.

Total Return Bond has entered into an Administration and Shareholder Servicing Agreement under which Managers Investment Group LLC serves as the Fund’s administrator (the “Administrator”) and is responsible for all aspects of managing the Fund’s operations, including administration and shareholder services to the Fund, its shareholders, and certain institutions, such as bank trust departments, broker-dealers and registered investment advisers, that advise or act as an intermediary with the Fund’s shareholders. During the fiscal year ended March 31, 2005, the Fund paid a fee to the Administrator at the rate of 0.25% per annum of the Fund’s average daily net assets.

Prior to April 1, 2004, the aggregate annual fee paid to each independent Trustee for serving as a Trustee of the Trust was $5,000. Effective April 1, 2004 the aggregate annual retainer paid to each Independent Trustee for all Trusts in the Fund family became $52,000, plus $2,000 for each meeting attended. The Trustees’ fees and expenses are allocated amongst all of the Funds for which Management Investment Group LLC serves as the Advisor based on the relative net assets of such Funds. The Independent Chairman of the Trust receives an additional payment of $5,000 per year. The “Trustee fees and expenses” shown in the financial statements represents each Fund’s allocated portion of the total fees and expenses paid by the Fund and other affiliated funds in the Trust and in The Managers Funds complex.

The Investment Manager selects subadvisors for each Fund (subject to Trustee approval), and monitors the portfolio managers’ investment programs and results. The Funds are distributed by Managers Distributors, Inc. (“MDI”), a wholly-owned subsidiary of Managers Investment Group LLC. Each Fund is managed by a subadvisor pursuant to a Subadvisory Agreement by and between the Investment Manager on behalf of each Fund and the respective subadvisor. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or MDI.

(3) Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term securities, for the fiscal year ended March 31, 2005, were as follows.

	Long-Term Securities		U.S. Government Securities
Fund	Purchases	Sales	Purchases	Sales
Short Duration	$46,846,965	$14,118,160	$990,591,487	$890,262,427
Intermediate Duration	16,920,703	7,550,264	1,460,220,348	1,386,045,435
Total Return Bond	14,513,174	9,897,747	21,927,781	16,952,282

(4) Portfolio Securities Loaned

The Funds may participate in a securities lending program offered by BNY, providing for the lending of corporate bonds, equity and government securities to qualified brokers. Collateral on all securities loaned are accepted in cash and/or government securities. Collateral is maintained at a minimum level of 102% of the market value, plus interest, if applicable, of investments on loan. Collateral received in the form of cash is temporarily invested in institutional money market funds or other short-term investments by BNY. Securities lending fees include earnings of such temporary cash investments, plus or minus any rebate. These payments are then divided between BNY, as a fee for its services under the program, and the Fund according to agreed-upon rates.

(5) Risks Associated with Mortgage Related and Asset-Backed Securities

Asset-backed securities are less effective than other types of securities as a means of “locking in” attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a

The Managers Funds

Notes to Financial Statements (continued)

reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and therefore, potentially increasing the volatility of the Funds.

Prepayments may cause losses on securities purchased at a premium. At times, some mortgage-backed and asset-backed securities will have higher than market interest rates and therefore will be purchased at a premium above their par value.

CMO’s may be issued by a U.S. government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMO’s may be guaranteed by the U.S. government or its agencies or instrumentalities, these CMO’s represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. government, its agencies or instrumentalities or any other person or entity.

Prepayments could cause early retirement of CMO’s. CMO’s are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities, each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMO’s may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMO’s of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMO’s, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and therefore, potentially increasing their volatility.

Prepayments could result in losses on stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of interest and principal distributions on a pool of mortgage loans. The yield to maturity on an interest only or “IO” class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) and the underlying assets. A rapid rate of principal prepayments may have a measurable adverse effect on the Fund’s yield to maturity to the extent it invests in IO’s. If the assets underlying the IO experience greater than anticipated prepayments of principal, a Fund may fail to recoup fully its initial investment in these securities. Conversely, principal only or “PO’s” tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated.

(6) Subsequent Event

The Board of Trustees, at a meeting held on May 21, 2005, unanimously approved a plan to liquidate the Managers Total Return Bond Fund effective June 30, 2005.

Report of Registered Independent Public Accounting Firm

To the Trustees of Managers Trust II and the

Shareholders of Managers Short Duration Government Fund,

Managers Intermediate Duration Government Fund and

Managers Total Return Bond Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Managers Short Duration Government Fund, Managers Intermediate Duration Government Fund and Managers Total Return Bond Fund (each a series of Managers Trust II, hereafter referred to as the “Funds”), at March 31, 2005, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As discussed in Note 6 to the Financial Statements, the Board of Trustees approved a plan to liquidate Managers Total Return Bond Fund effective June 30, 2005.

PricewaterhouseCoopers LLP

Boston, Massachusetts

Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Fund. The Trustees are experienced executives who meet periodically throughout the year to oversee the Fund’s activities, review contractual arrangements with companies that provide services to the Fund, and review the Fund’s performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

The Trustees hold office without limit in time except that (a) any Trustee may resign or retire; (b) any Trustee may be removed with or without cause by two-thirds of the remaining Trustees and; (c) any Trustee may be removed by action of two-thirds of the outstanding shares of the Trust.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Jack W. Aber, 9/9/37 • Trustee since 2000 • Oversees 39 Funds in Fund Complex	Professor of Finance, Boston University School of Management (1972-Present); Trustee of Appleton Growth Fund (1 portfolio); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio)

William E. Chapman, II, 9/23/41 • Independent Chairman • Trustee since 2000 • Oversees 39 Funds in Fund Complex	President and Owner, Longboat Retirement Planning Solutions (1998-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars); Interim Executive Vice President, QuadraMed Corporation (2001); President Retirement Plans Group, Kemper Funds (1990-1998); Trustee of Bowdoin College (2002-Present); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio)

Edward J. Kaier, 9/23/45 • Trustee since 2000 • Oversees 39 Funds in Fund Complex	Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-Present); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio)

Steven J. Paggioli, 4/3/50 • Trustee since 2000 • Oversees 39 Funds in Fund Complex	Consultant (2001-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (20 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP.

Trustees and Officers (continued)

Eric Rakowski, 6/5/58 • Trustee since 2000 • Oversees 39 Funds in Fund Complex	Professor, University of California at Berkeley School of Law (1990-Present); Visiting Professor, Harvard Law School (1998-1999); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio)

Thomas R. Schneeweis, 5/10/47 • Trustee since 2000 • Oversees 39 Funds in Fund Complex	Professor of Finance, University of Massachusetts (1985-Present); Director, CISDM at the University of Massachusetts, (1996-Present); President Schneeweis Partners, LLC (2001-2004); President Alternative Investment Analytics, LLC, (2005-Present); Director of Research, Lyra/Star-view Capital LLC, (2004-Present); Partner, Northampton Capital, LLC; Partner, Schneeweis Advisors and Massachusetts Finance Institute (both wholly owned subsidiaries of Alternative Investment Analytics). No other directorships held by Trustee.

*	The Fund Complex consists of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

Interested Trustees

The following Trustees are “interested persons” of the Trust within the meaning of the 1940 Act. Mr. Kingston is an interested person of the Trust within the meaning of the 1940 Act by virtue of his positions with, and interest in securities of, Affiliated Managers Group, Inc. Mr. Lebovitz is an interested person of the Trust within the meaning of the 1940 Act by virtue of his positions with The Managers Funds LLC and Managers Distributors, Inc.

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
John Kingston, III, 10/23/65 • Trustee since 2004 • Oversees 39 Funds in Fund Complex	Senior Vice President and General Counsel, (2002-Present), Affiliated Managers Group, Inc.; Vice President and Associate General Counsel, Affiliated Managers Group, Inc. (1999-2002); Director and Secretary, Managers Distributors, Inc. (2000-Present); Secretary, Managers AMG Funds (1999-2004); Served in a general counseling capacity, Morgan Stanley Dean Witter Investment Management, Inc. (1998-1999); Associate, Ropes and Gray (1994-1998); No other directorships held by trustee.

Peter M. Lebovitz, 1/18/55 • Trustee since 2002 • President since 2000 • Oversees 39 Funds in Fund Complex	Managing Partner, Managers Investment Group, LLC (2005-Present); President and Chief Executive Officer, The Managers Funds LLC (1999-2004); President, Managers Distributors, Inc. (2000-Present); President, The Managers Funds (1999-Present); President, Managers AMG Funds (1999-Present); President, Managers Trust I (2000-Present); Director of Marketing, The Managers Funds, LP (1994-1999); Director of Marketing, Hyperion Capital Management, Inc. (1993-1994); Senior Vice President, Greenwich Asset Management, Inc. (1989-1993); No other directorships held by trustee.

*	The Fund Complex consists of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

Trustees and Officers (continued)

Officers

Name, Date of Birth, Position(s) Held With Fund & Length of Time Served	Principal Occupation(s) During Past 5 Years
Galan G. Daukas, 10/24/63 • Chief Financial Officer since 2002	Senior Vice-President, Managers Investment Group LLC (2005-Present); Chief Operating Officer, The Managers Funds LLC, (2002-2004; (Chief Financial Officer, The Managers Funds, Managers AMG Funds, and Managers Trust I (2002-Present); Chief Operating Officer and Chairman of the Management Committee, Harbor Capital Management Co., Inc. (2000-2002); Chief Operating Officer, Fleet Investment Advisors (1992-2000).

Donald S. Rumery, 5/29/58 • Treasurer since 2000	Senior Vice-President, Managers Investment Group LLC (2005-Present); Director, Finance and Planning, The Managers Funds LLC, (1994-2004); Treasurer and Chief Financial Officer, Managers Distributors, Inc. (2000-Present); Treasurer, The Managers Funds (1995-Present); Treasurer, Managers AMG Funds (1999-Present); Treasurer, Managers Trust I (2000-Present); Secretary, Managers Trust I and Managers Trust II (2000-2004) and Secretary, The Managers Funds (1997-2004).

Christine C. Carsman, 4/2/52 • Secretary since 2004	Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-Present); Secretary, The Managers Funds, Managers AMG Funds and Managers Trust I (2004-Present); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004); Deputy General Counsel, The Boston Company, Inc. (1993-1995); Associate General Counsel, The Boston Company Advisors, Inc. (1991-1993); Associate, Sullivan & Worcester LLP (1987-1991)

Additional Notes to Financial Statements (unaudited)

Approval of Investment Management and Subadvisory Agreements

The Board of Trustees, at a meeting held in May 2004, including all of the Trustees that are not “interested persons” of the Trust (the “Independent Trustees”), approved the Investment Management Agreements with the Investment Manager and the Subadvisory Agreements between the Investment Manager and each Subadvisor. The Independent Trustees were separately represented by independent counsel in connection with their consideration of the approval of these agreements. In considering the Investment Management and Subadvisory Agreements for the Funds, the Trustees reviewed a variety of materials relating to each Fund, the Investment Manager and the Subadvisors, including comparative performance, fee and expense information for the Fund and other similar mutual funds and performance information for the relevant benchmark indices.

Managers Investment Group LLC (“Managers”). The Trustees reviewed information provided by the Investment Manager relating to its operations and personnel. Among other things, the Investment Manager provided a balance sheet and income statement, biographical information on its supervisory and professional staff and descriptions of its organizational and management structure. The Trustees also took into account similar information provided periodically throughout the previous year by the Investment Manager. In the course of their deliberations regarding the Investment Management Agreement, the Trustees evaluated, among other things: (a) the Investment Manager’s administrative capabilities including its ability to supervise the Fund’s other service providers; (b) the Investment Manager’s compliance programs including those related to personal investing and (c) the Investment Manager’s performance of substantially similar duties for other series of the Trust. The Trustees also took into account the financial condition of the Investment Manager and its undertaking to maintain expense limitations for the Funds.

Smith Breeden & Associates, Inc. (“SBA”). The Trustees reviewed information provided by SBA relating to its operations, personnel, investment philosophy, strategies and techniques. Among other things, SBA provided (a) a balance sheet and income statement, (b) biographical information on portfolio management and other professional staff, and (c) descriptions of SBA investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices. In the course of their deliberations, the Trustees evaluated, among other things: (i) the services to be rendered by SBA, (ii) the qualification and experience of SBA personnel; (iii) SBA’s compliance programs including those related to personal investing; and (iv) SBA’s performance in employing its investment strategy.

Merganser Capital Management LP (“Merganser”). The Trustees reviewed information provided by Merganser relating to its operations, personnel, investment philosophy, strategies and techniques. Among other things, Merganser provided (a) a balance sheet, (b) biographical information on portfolio management and other personnel and (c) descriptions of Merganser’s compliance programs and brokerage policies and practices. In the course of their deliberations, the Trustees evaluated, among other things: (i) the services to be rendered by Merganser; (ii) the qualification and experience of Merganser’s personnel; (iii) Merganser’s compliance programs including those related to personal investing; and (iv) Merganser’s performance in employing its investment strategy.

Conclusions Regarding the Investment Manager, SBA and Merganser. The Trustees reached the following conclusions regarding the Investment Management Agreement and each Subadvisory Agreement, among others: (A) the Investment Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Management Agreement; (B) the Subadvisor is qualified to manage the Fund’s assets in accordance with its investment objectives and policies; (C) the Investment Manager and Subadvisor maintain appropriate compliance programs; and (D) the Fund’s projected advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Investment Manager and the Subadvisor.

Based on their conclusions, the Trustees determined that approval of the Investment Management and Subadvisory Agreements would be in the interests of the Fund and its shareholders.

Investment Manager and Administrator

Managers Investment Group LLC

800 Connecticut Avenue

Norwalk, Connecticut 06854-2325

(203) 299-3500 or (800) 835-3879

Distributor

Managers Distributors, Inc.

800 Connecticut Avenue

Norwalk, Connecticut 06854-2325

(203) 299-3500 or (800) 835-3879

Custodian

The Bank of New York

2 Hanson Place, 7th Floor

Brooklyn, New York 11217

Legal Counsel

Goodwin Procter LLP

Exchange Place

Boston, Massachusetts 02109

Transfer Agent

PFPC, Inc.

Attn: Managers

P.O. Box 9769

Providence, Rhode Island 02940

(800) 548-4539

For ManagersChoice Only

The Managers Funds

PFPC, Inc. c/o Wrap Services

P.O. Box 9847

Providence, Rhode Island 02940

(800) 358-7668

THE MANAGERS FUNDS

EQUITY FUNDS:

VALUE FUND

Armstrong Shaw Associates Inc.

Osprey Partners Investment Mgmt., LLC

CAPITAL APPRECIATION FUND

Essex Investment Management Co., LLC

Bramwell Capital Management, Inc.

SMALL COMPANY FUND

Kalmar Investment Advisers, Inc.

SPECIAL EQUITY FUND

Donald Smith & Co., Inc.

Veredus Asset Management LLC

Westport Asset Management, Inc.

Kern Capital Management LLC

Skyline Asset Management, L.P.

INTERNATIONAL EQUITY FUND

Lazard Asset Management, LLC

Bernstein Investment Research and Management

Wellington Management Company LLP

EMERGING MARKETS EQUITY FUND

Rexiter Capital Management Limited

FIRST QUADRANT TAX-MANAGED EQUITY FUND

First Quadrant, L.P.

20 FUND

Oak Associates, ltd.

MID-CAP FUND

Chicago Equity Partners, LLC

RENAISSANCE LARGE-CAP EQUITY FUND

The Renaissance Group LLC

BALANCED FUND

Chicago Equity Partners, LLC

Loomis, Sayles & Co. L.P.

THE MANAGERS FUNDS

INCOME FUNDS:

MONEY MARKET FUND

HIGH YIELD FUND

J.P. Morgan Investment Management, Inc.

SHORT DURATION GOVERNMENT FUND

INTERMEDIATE DURATION GOVERNMENT FUND

Smith Breeden Associates, Inc.

BOND FUND

GLOBAL BOND FUND

FIXED INCOME FUND

Loomis, Sayles & Company L.P.

MANAGERS AMG FUNDS

EQUITY FUNDS:

ESSEX AGGRESSIVE GROWTH FUND

ESSEX SMALL/MICRO CAP GROWTH FUND

ESSEX LARGE CAP GROWTH FUND

Essex Investment Management Company, LLC

RORER LARGE-CAP FUND

RORER MID-CAP FUND

Rorer Asset Management, LLC

SYSTEMATIC VALUE FUND

Systematic Financial Management, L.P.

THE MANAGERS

FREMONT FUNDS

MANAGERS FREMONT GLOBAL FUND

333 Global Advisers LLC*

Armstrong Shaw Associates Inc.

First Quadrant, L.P.

Wellington Management Company LLP

Bernstein Investment Research and Management

Kern Capital Management LLC

Northstar Capital Management

MANAGERS INTERNATIONAL GROWTH FUND

Wellington Management Company LLP

MANAGERS STRUCTURED CORE FUND

First Quadrant, L.P.

MANAGERS FREMONT MICRO-CAP FUND

MANAGERS FREMONT INSTITUTIONAL MICRO-CAP FUND

Kern Capital Management LLC

MANAGERS REAL ESTATE SECURITIES FUND

Urdang Securities Management

MANAGERS FREMONT BOND FUND

Pacific Investment Management Co.

MANAGERS CALIFORNIA INTERMEDIATE TAX-FREE FUND

Evergreen Investments

FREMONT MONEY MARKET FUND

333 Global Advisers LLC*

*	A division of Managers Investment Group LLC

This report is prepared for the Fund’s shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, please contact us by calling 1-800-835-3879. Distributed by Managers Distributors, Inc., member NASD.

A description of the policies and procedures the Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 1-800-835-3879, or (ii) on the SEC’s website at www.sec.gov.

www.managersinvest.com

Item 2.	CODE OF ETHICS.

Registrant has adopted a Code of Ethics. See attached Exhibit 12(a).

Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Registrant’s Board of Trustees has determined that independent Trustees Mr. Jack W. Aber and Steven J. Paggioli each qualify as the Audit Committee Financial Expert. Mr. Aber and Mr. Paggioli are “independent” as such term is defined in Form N-CSR.

Item 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The aggregate fees billed by PwC to the Funds for the Funds’ two most recent fiscal years for professional services rendered for audits of annual financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements (“Audit Fees”) were:

Fund	2005	2004
Short Duration Government Fund	$18,960	$14,978
Intermediate Duration Government Fund	$18,960	$13,224
Total Return Bond Fund	$16,260	$12,635
Complex audited by PwC	$535,060	$318,166

Audit-Related Fees

There were no fees billed by PwC to the Funds in its two recent fiscal years for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Funds’ financial statements, but are not reported as Audit Fees (“Audit-Related Fees”).

For the Funds’ two most recent fiscal years, there were no Audit-Related Fees billed by PwC for engagements related directly to the operations and financial reporting of one or more Funds by a Fund Service Provider. A Fund Service Provider is (a) any investment adviser to the Fund (not including any Subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to the Fund and is controlling, controlled by or under common control with a Fund investment adviser described in (a).

Tax Fees

The aggregate fees billed by PwC to the Funds for the two most recent fiscal years for professional services rendered for tax compliance, tax advice, and tax planning (“Tax Fees”) were:

Fund	2005	2004
Short Duration Government Fund	$8,640	$3,541
Intermediate Duration Government Fund	$8,370	$3,520
Total Return Bond Fund	$7,830	$3,254

For the Funds’ two most recent fiscal years, Tax Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds were $0 for fiscal 2005 and $0 for fiscal 2004, respectively.

The services for which Tax Fees were charged comprise all services performed by professional staff in PwC’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

All Other Fees

There were no other fees billed by PwC to the Funds for all other non-audit services (“Other Fees”) during the Funds’ two most recent fiscal years. During the same period, there were no Other Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds.

According to policies adopted by the Audit Committee, services provided by PwC to the Funds must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that PwC may perform for the Funds without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by PwC to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Funds. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval. The Chairman of the Audit Committee is authorized on behalf of the Board of Trustees and the Audit Committee to approve the engagement of PwC to perform non-audit services subject to certain conditions, including notification to the Audit Committee of such pre-approval not later than the next meeting of the Audit Committee following the date of such pre-approval.

There were no other fees billed by PwC for non-audit services rendered to the Fund and to Fund Service Providers for the Fund’s two most recent fiscal years.

The Audit Committee has considered whether the provision of non-audit services by PwC to Fund Service Providers that were not required to be pre-approved by the Audit Committee is compatible with maintaining PwC’s independence in its audit of the Funds, taking into account representations from PwC, in accordance with Independence Standards

Board Standard No. 1, regarding its independence from the Fund and its related entities.

The following table sets forth the non-audit services provided by PwC to the Funds and its service affiliates defined as the Funds’ investment advisor and any entity controlling, controlled by or under common control with Managers Investment Group LLC that provides ongoing services to the Funds (“Control Affiliates”) for the last two fiscal years.

	Audit-related fees A		Tax fees A		All other fees A
	2004	2003	2004	2003	2004	2003
Control Affiliates	$155,040	$	$260,600	$16,350	$0	$0

A	Aggregate amounts may reflect rounding.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

Item 6.	NOT APPLICABLE

Item 7.	NOT APPLICABLE

Item 8.	NOT APPLICABLE

Item 9.	NOT APPLICABLE

Item 10.	NOT APPLICABLE

Item 11.	CONTROLS AND PROCEDURES.

(a)	Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing of this report.

(b)	Internal Controls. There were no significant changes in the Registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of our evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.	EXHIBITS.

(a)	Any code of ethics or amendments hereto. Filed herewith.

(b)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(c)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MANAGERS TRUST II

By:	/s/ Peter M. Lebovitz
Peter M. Lebovitz, President

Date: June 9, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Peter M. Lebovitz
Peter M. Lebovitz, President

Date: June 9, 2005

By:	/s/ Bruce M. Aronow
Bruce M. Aronow, Chief Financial Officer

Date: June 9, 2005